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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        FEBRUARY 18, 2001


                        ADVANCED ENERGY INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                         000-26966              84-0846841
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


1625 SHARP POINT DRIVE, FORT COLLINS, COLORADO                     80525
  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (970) 221-4670




                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

On February 18, 2001, Dr. Hollis Caswell, President, Chief Operating Officer and a director of Advanced Energy Industries, Inc., resigned as a director and announced his intention to retire as President and Chief Operating Officer. On February 20, 2001, Advanced Energy issued the press release attached as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit       Description
-------       -----------

  99.1        Press release issued by Advanced Energy Industries, Inc.
              on February 20, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 20, 2001                  Advanced Energy Industries, Inc.




                                            By:     /s/ Douglas S. Schatz
                                               --------------------------------
                                            Name:   Douglas S. Schatz
                                            Title:  Chief Executive Officer and
                                                    Chairman of the Board




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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Press Release